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                                                                    EXHIBIT 10.5

                             FORM OF LETTER AGREEMENT
                         HARBOR ACQUISITION CORPORATION/
                            GRAND CRU MANAGEMENT, LLC


                                  June __, 2005


Grand Cru Management, LLC
One Boston Place - Suite 3630
Boston, Massachusetts 02108

Gentlemen:

     This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Harbor Acquisition Corporation ("Company") and continuing until the consummation by the Company of a business combination (as described in the Company's IPO prospectus) Grand Cru Management, LLC shall make available to the Company certain limited administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room, as may be required by the Company from time to time, situated at Suite 3630, One Boston Place, Boston, Massachusetts (or any successor location). In exchange therefor, the Company shall pay Grand Cru Management, LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

                               Very truly yours,

                               HARBOR ACQUISITION CORPORATION


                               By:
                                   ----------------------------------------
                                   Robert J. Hanks, Chief Executive Officer


AGREED TO AND ACCEPTED BY:

GRAND CRU MANAGEMENT, LLC


By:
    -------------------------------
        David A. R. Dullum, Manager